Visa Inc. Fiscal First Quarter Financial Results February 2, 2011 Exhibit 99.2

Fiscal First  Quarter 2011 Financial Results 2
Forward-Looking Information
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the terms “expect,” “will,” “continue” and similar references to the future. Examples of such forward-looking statements include, but are not limited to, statements we make about gross and net revenue, incentive payments, expenses, operating margin, tax rate, earnings per share, capital expenditures, free cash flow and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
•
the impact of new laws, regulations and marketplace barriers, particularly the Wall Street Reform and Consumer Protection Act, including those affecting:
–
issuers’ and retailers’ choice among debit payment networks;
–
debit interchange rates;
–
the spread of regulation of debit payments to credit and other product categories;
–
the spread of U.S. regulations to other countries;
–
consumer privacy and data use and security; and
–
designation as a systemically important payment system;
•
developments in current or future disputes and our ability to absorb their impact, including: interchange; currency conversion; and tax;
•
macroeconomic factors such as:
–
global economic, political, health environmental and other conditions;
–
cross-border activity and currency exchange rates; and
–
material changes in our clients’ performance compared to our estimates;
•
industry and systemic developments, such as:
–
competitive pressure on client pricing and in the payments industry generally;
–
bank and merchant consolidation and their increased focus on payment card costs;
–
disintermediation from the payments value stream through government actions or bilateral agreements;
–
adverse changes in our relationships and reputation;
–
our clients’ failure to fund settlement obligations we have guaranteed;
–
disruption of our transaction processing systems or the inability to process transactions efficiently;
–
rapid technological developments;
–
account data breaches and increased fraudulent and other illegal activity involving our cards; and
–
issues arising at Visa Europe, including failure to maintain interoperability between our systems;
•
costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
•
loss of organizational effectiveness or key employees;
•
failure to integrate successfully CyberSource or other acquisitions;
•
changes in accounting principles or treatment; and
the other factors discussed in our most recent Annual Report on Form 10-K and our most recent Quarterly Reports on Form 10-Q filed with the U.S.
Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement, because of new information or future developments or otherwise.

Fiscal First  Quarter 2011 Financial Results 3
Solid Fiscal First Quarter Results
• Strong operating revenues of $2.2 billion, up 14% over prior year
• Quarterly net income of $884 million, up 16% and diluted earnings of $1.23 per share, up 20% over prior year
• Continued positive secular trends and spending momentum contributed to double-digit growth in key underlying business drivers
• Repurchased 15.3 million shares at an average price of $72.08 and total cost of $1.1 billion – of which $306 million was from open market purchases and $800 million was effectively repurchased via funding of the litigation escrow

Fiscal First  Quarter 2011 Financial Results 4
Quarter ended September
US$ in billions, nominal, except percentages
Payments Volume
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW = Rest of World
2009
2010
720
452
268
829
502
327
Total Visa Inc. Credit Debit
ROW  45
ROW
303
ROW
295
U.S.
417
U.S.
473
ROW
356
U.S.
195
258
ROW
U.S.
223
U.S.
266
ROW  61
YOY Change
(nominal)
11% 22%
15%
YOY Change
(constant)
14%
9%
22%
U.S.
207

Fiscal First  Quarter 2011 Financial Results 5
769
478
291
897
549
348
Total Visa Inc. Credit Debit
ROW  53
Quarter ended December
US$ in billions, nominal, except percentages
Payments Volume
ROW
331
ROW
334
U.S.
438
U.S.
493
ROW
404
U.S.
201
278
ROW
U.S.
216
U.S.
238
U.S.
277
ROW  71
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.
YOY Change
(nominal)
15% 20%
17%
YOY Change
(constant)
15%
12%
19%
ROW = Rest of World
2009
2010

Fiscal First  Quarter 2011 Financial Results 6
Quarter ended September
US$ in billions, nominal, except percentages
Payments Volume
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
2009
2010
473
212
68
49
27
21
44
55
183
417
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa
YOY Change
(nominal)
13% 16% 24% 10% 26%
YOY Change
(constant)
13%
12%
24% 7% 28%

Fiscal First  Quarter 2011 Financial Results 7
Quarter ended December
US$ in billions, nominal, except percentages
Payments Volume
YOY Change
(nominal)
12% 22% 27% 11% 34%
YOY Change
(constant)
12% 15% 27% 7% 32%
2009
2010
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.
493
239
82
53
30
23
47
64
197
438
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa

Fiscal First  Quarter 2011 Financial Results 8
15,855
10,463
16,619
10,924
18,149
12,119
12,580
Total Transactions Processed
Transactions
Total Transactions Processed
Transactions
Quarter ended September
in millions, except percentages
Transactions
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior year transaction information presented has not been updated, as changes made are not material.
Quarter ended December
Debit
65%
Credit
35%
Credit
37%
Debit
63%
Credit
37%
Debit
63%
Credit
36%
Debit
64%
YOY
Change
14% 16% 14% 15%
2009
2010
18,911

Fiscal First  Quarter 2011 Financial Results 9
787
979
1,766
770
1,081
1,850
Credit Debit Visa Inc.
Quarter ended September
in millions, except percentages
Total Cards
YOY
Change
(2%) 10% 5%
Note: From time to time, previously submitted cards information may be updated. Prior year cards information presented has not been updated, as changes made are not material.
2009
2010

Fiscal First  Quarter 2011 Financial Results 10
2,334
(374)
1,960
2,643
(405)
2,238
Revenue – Q1 2011
US$ in millions, except percentages
Gross
Revenues
Incentives
Net Operating
Revenues
YOY
Change
13% 8% 14%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011

Fiscal First  Quarter 2011 Financial Results 11
Revenue Detail – Q1 2011
US$ in millions, except percentages
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
827
765
552
190
1,008
844
630
161
YOY
Change
22% 10% 14% (15%)
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011

Fiscal First  Quarter 2011 Financial Results 12
Operating Margin – Q1 2011
US$ in millions, except percentages
1,960
743
1,217
2,238
872
1,366
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
62%
61%
Operating Margin
YOY
Change
(1 ppt) 14% 17% 12%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011

Fiscal First  Quarter 2011 Financial Results 13
274
105
216
51
62
78
(43)
357
80
197
61
67
110
0
Operating Expenses – Q1 2011
US$ in millions, except percentages
Personnel Network
and
Processing
Marketing Professional
Fees
Depreciation
and
Amortization
General
and
Administrative
Litigation
Provision
YOY
Change
30% (24%) (9%) 18% 10% 42% NM
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011

Fiscal First  Quarter 2011 Financial Results 14
Other Financial Results
• Cash, cash equivalents, restricted cash and available-for-sale investment securities of $6.5 billion at the end of the fiscal first quarter which includes $2.7 billion of restricted cash for litigation escrow
• Total free cash flow of $1.2 billion at the end of the fiscal first quarter
• Capital expenditures of $75 million during the fiscal first quarter

Fiscal First  Quarter 2011 Financial Results 15
Less than
$900 million
Marketing expenses
Financial Metrics for Fiscal Year 2011
Annual operating margin
About 60%
16% to 16.5%
range
Client incentives as % of gross revenues
Annual net revenue growth
11% to 15%
range

Fiscal First  Quarter 2011 Financial Results 16
Financial Metrics for Fiscal Year 2011
Capital expenditures
Between $250-
$275 million
Annual diluted class A common stock earnings
per share growth
20% +
GAAP tax rate
36.5% to 37%
range
Annual free cash flow
$3 billion +

Appendix Reconciliation of Non-GAAP Measures

Fiscal First  Quarter 2011 Financial Results
Calculation of Free Cash Flow
US$ in millions
A1
(1) Excludes $334 million of estimated federal and a majority of the estimated state tax payments related to Visa's fiscal Q1, which were not paid until January when due.  Estimated tax payments for Visa's fiscal Q2 will be paid when due in March.
(2) Includes changes in client incentives, trade receivables, settlement receivable/payable, and personnel incentives.
Additions (+) /
Reductions (-) to Net
income attributable
to Visa Inc.
Net income attributable to Visa Inc. (as reported) 884
Capital Assets + Depreciation and amortization 67
- Capital expenditures (75) (8)
Litigation
+ Litigation provision -
+ Accretion expense 4
- Settlement payments (71)
+ Settlement payments funded by litigation escrow 70 3
Share-based Compensation
+ Share-based compensation 48
Pension
+ Pension expense 7
- Pension contribution - 7
Taxes
(1)
+ Income tax expense 498
- Income taxes paid (29) 469
Changes in Working Capital
(2)
+/- Changes in other working capital accounts (251)
Total Free Cash Flow 1,152
Three Months Ended
December 31, 2010